UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2003

MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive
Suite 400
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 5.  Other Events

     On October 10, 2003, Mylan Laboratories Inc., a Pennsylvania corporation, issued a press release announcing an update in its litigation status, relating in particular to the consolidated, multi-district “Pharmaceutical Industry Average Wholesale Price Litigation” pending in the U.S. District Court for the District of Massachusetts. A copy of such press release is attached hereto as Exhibit 99.1, and the court orders referred to in the release are attached as Exhibits 99.2, 99.3 and 99.4.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release of the registrant, dated October 10, 2003.
99.2	Order dated September 2, 2003.
99.3	Order dated September 30, 2003.
99.4	Order dated October 8, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

Date: October 10, 2003	By:	/s/ Robert J. Coury Robert J. Coury Vice Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the registrant, dated October 10, 2003.
99.2	Order dated September 2, 2003.
99.3	Order dated September 30, 2003.
99.4	Order dated October 8, 2003.